                        BEACON CAPITAL PARTNERS, INC.
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                 (UNAUDITED)

    The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1999 has been prepared to reflect the additional funding, pending funding, and transfer of joint venture and other investments, and the purchase of preferred stock subsequent to September 30, 1999, as if such transactions had occurred on September 30, 1999. The accompanying unaudited pro forma condensed consolidated statements of operations have been prepared to reflect the acquisition of properties and the funding and pending funding of joint venture and other investments as if such transactions had occurred at the beginning of the periods presented.

    The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods. The pro forma information should be read in conjunction with the Company's historical financial statements and notes thereto.

                         BEACON CAPITAL PARTNERS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             SEPTEMBER 30, 1999
                                 (UNAUDITED)
                            (DOLLARS IN THOUSANDS)


                                                                Pro Forma       Consolidated
                                                       Historical (A)    Adjustments (B)     Pro Forma
                                                       --------------    ---------------   ------------
ASSETS:
Total real estate, net................................ $250,211          $     --          $250,211
Deferred financing and leasing costs, net.............    2,716                --             2,716
Cash and cash equivalents.............................   37,908            14,619            52,527
Accounts receivable, net..............................    2,228                --             2,228
Other assets..........................................    4,333                --             4,333
Investments in joint ventures and corporations(C).....  144,801            20,086           164,887
Other investments.....................................   34,705           (34,705)               --
                                                       --------          ---------         --------
    Total assets...................................... $476,902           $    --          $476,902
                                                       ========          =========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable.............................. $ 18,790          $     --          $ 18,790
  Note payable-interim financing......................  100,000                             100,000
  Accounts payable and accrued expenses...............   10,498                --            10,498
                                                       --------          --------          --------
    Total liabilities.................................  129,288                --           129,288

Minority interest in consolidated partnership(D)......   43,832                --            43,832
Stockholders' equity..................................  303,782                --           303,782
                                                       --------          --------          --------
    Total liabilities and stockholders' equity........ $476,902                --          $476,902
                                                       ========          ========          ========


SEE ACCOMPANYING NOTES.

                        BEACON CAPITAL PARTNERS, INC.

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            SEPTEMBER 30, 1999

                                (UNAUDITED)

                         (DOLLARS IN THOUSANDS)

(A) Reflects the historical consolidated balance sheet of Beacon Capital Partners, Inc. as of September 30, 1999. Beacon Capital Parnters, Inc. and its majority-owned subsidiary, Beacon Capital Partners, L.P., are collectively referred to as the "Company".

(B) Reflects (1) the pending additional funding of an investment in a joint venture known as Mathilda Research Centre, (2) the pending additional funding of an investment in a joint venture known as Millennium Tower,
     (3) the transfer of 215 Fremont St. to Beacon Capital Strategic Partners, L.P., (4) the additional funding of an investment in Cypress Communications, Inc. ("Cypress"), and (5) the purchase of approximately 30,480 units of the Voting Trust which holds Series B Convertible Preferred Stock of Wyndham International, Inc. ("Series B Preferred"), all subsequent to September 30, 1999. The followng is a summary of the pro forma as if they occurred on September 30, 1999:



                                        MATHILDA
                                        RESEARCH     MILLENNIUM     215 FREMONT                  SERIES B
                                         CENTRE        TOWER            ST.         CYPRESS     PREFERRED       TOTAL
                                        --------     ----------     -----------     -------     ---------     ---------
ASSETS
Total real estate, net...........       $     --     $       --      $       --    $     --      $     --     $      --
Cash and cash equivalents........         (1,500)        (9,600)         34,705      (6,000)       (2,986)       14,619
Investments in joint ventures
  and corporations...............          1,500          9,600              --       6,000         2,986        20,086
Other investments................                                       (34,705)         --            --       (34,705)
                                        --------     ----------      ----------    --------      --------     ---------
    Total assets                        $     --     $       --      $       --    $     --      $     --     $      --
                                        --------     ----------      ----------    --------      --------     ---------
                                        --------     ----------      ----------    --------      --------     ---------



(C) The consolidated pro forma balance includes the Company's investment in Series B Preferred. As more fully described in Note 3 to the Company's September 30, 1999 Consolidated Financial Statements, this investment may be redeemed, transferred or distributed. No pro forma effect has been given to this transaction pending further developments.

(D) Minority interest in consolidated partnership represents an 11.6% minority interest in the Operating Partnership.

                      BEACON CAPITAL PARTNERS, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                               (UNAUDITED)
            (DOLLARS IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                                PRO FORMA ADJUSTMENTS

                                                                             PROPERTY           OTHER          CONSOLIDATED
                                                         HISTORICAL (A)   ACQUISITION (B)   ADJUSTMENTS (C)    PRO FORMA
                                                         --------------   ---------------   ---------------   ------------
Revenues:
  Rental income .....................................       $15,741           $1,632          $    --            $17,373
  Reimbursement of operating expenses and
    real estate taxes ...............................         1,844               --               --              1,844
  Equity in earnings of joint venture ...............         3,521               --               --              3,521
  Interest and dividend income ......................         5,413               --           (1,405)             4,008
  Other income ......................................         1,258               47               --              1,305
                                                            -------           ------          -------            -------
     Total revenues .................................        27,777            1,679           (1,405)            28,051
                                                            -------           ------          -------            -------
Expenses:
  Property operating ................................         4,298              231               --              4,529
  Real estate taxes .................................         3,509              163               --              3,672
  General and administrative ........................         7,204               --               --              7,204
  Interest expense ..................................         1,670               --               --              1,670
  Depreciation and amortization .....................         4,116              276               --              4,392
                                                            -------           ------          -------            -------
     Total expenses .................................        20,797              670               --             21,467

Income before minority interest .....................         6,980            1,009           (1,405)             6,584
Minority interest in consolidated partnership (D) ...          (810)            (117)             163               (764)
                                                            -------           ------          -------            -------
Net income ..........................................       $ 6,170           $  892          $(1,242)           $ 5,820
                                                            -------           ------          -------            -------
                                                            -------           ------          -------            -------
Net income per share--basic and diluted .............       $  0.29                                              $  0.28
                                                            -------                                              -------
                                                            -------                                              -------
Weighted average number of common shares
  outstanding (in thousands) ........................        20,974                                               20,974
                                                            -------                                              -------
                                                            -------                                              -------


SEE ACCOMPANYING NOTES.

                                     BEACON CAPITAL PARTNERS, INC.
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   FOR THE YEAR ENDED DECEMBER 31, 1998
                                             (UNAUDITED)
                        (DOLLARS IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                               PRO FORMA ADJUSTMENTS
                                                                             PROPERTY           OTHER         CONSOLIDATED
                                                         HISTORICAL(A)    ACQUISITION(B)    ADJUSTMENTS(C)     PRO FORMA
                                                         -------------    --------------    --------------    ------------
Revenues:
  Rental income .....................................       $10,643          $12,736          $    --            $23,379
  Reimbursement of operating expenses and
    real estate taxes ...............................         1,721            1,320               --              3,041
  Equity in earnings of joint venture ...............         3,203            1,414               --              4,617
  Interest and dividend income ......................        10,736               --           (6,370)             4,366
  Other income ......................................           233              233               --                466
                                                            -------           ------          -------            -------
     Total revenues .................................        26,536           15,703           (6,370)            35,869
                                                            -------           ------          -------            -------
Expenses:
  Property operating ................................         3,366            3,895               --              7,261
  Real estate taxes .................................         1,863            2,070               --              3,933
  General and administrative ........................         8,419               --               --              8,419
  Interest expense ..................................           906              979               --              1,885
  Depreciation and amortization .....................         2,210            2,537               --              4,747
                                                            -------           ------          -------            -------
     Total expenses .................................        16,764            9,481               --             26,245
                                                            -------           ------          -------            -------
Income before minority interest .....................         9,772            6,222           (6,370)             9,624

Minority interest in consolidated partnership (D) ...          (718)            (722)             324             (1,116)
                                                            -------           ------          -------            -------
Net income ..........................................       $ 9,054           $5,500          $(6,046)           $ 8,508
                                                            -------           ------          -------            -------
                                                            -------           ------          -------            -------
Net income per share--basic and diluted .............       $  0.44                                              $  0.41
                                                            -------                                              -------
                                                            -------                                              -------
Weighted average number of common shares
  outstanding (in thousands) ........................        20,766                                               20,974
                                                            -------                                              -------
                                                            -------                                              -------


SEE ACCOMPANYING NOTES.

                             BEACON CAPITAL PARTNERS, INC.

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                        AND

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                    (UNAUDITED)

                 (DOLLARS IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

(A) Reflects the historical condensed consolidated statement of operations of the Company for the nine months ended September 30, 1999 and the period from January 21, 1998 (inception) through December 31, 1998. The Company was not in existence prior to January 21, 1998.

(B) Reflects the acquisitions of The Athenaeum Portfolio, Technology Square and The Draper Building, the Dallas Office and Industrial Portfolio and the Fort Point Place based on the historical operations of such properties for periods prior to acquisition by the Company. The
    Athenaeum Portfolio acquisition reflects the formation by the Company of a 50% joint venture with PW Acquisitions IX, LLC, an affiliate of PaineWebber, subsequent to the closing of the acquisition of The Athenaeum Portfolio as if the formation of the joint venture had occurred on January 1, 1998. The joint venture is being accounted for using the equity method of accounting and, accordingly, 50% of the historical operations of The Athenaeum Portfolio, adjusted for depreciation using an asset life of 40 years, and an allocation between land and buildings of $35,773 and $159,756, respectively, has been reflected in equity in earnings of joint venture. The other acquired properties are owned or planned to be owned by the Company. The Technology Square and The Draper Building acquisition also reflects estimated depreciation based upon an asset life of 40 years, and an allocation between land and buildings of $36,162 and $87,150, respectively. Dallas Office and Industrial Portfolio acquisition also reflects estimated depreciation based upon an asset life of 40 years, and an allocation between land and buildings of $14,932 and $77,250, respectively. The Fort Point Place acquisition also reflects estimated depreciation based upon an asset life of 40 years, and an allocation between land and buildings of $3,645 and $20,665, respectively.

(C) Reflects interest income reduction attributed to cash used to fund the acquisitions and investments in The Athenaeum Portfolio, Technology Square and The Draper Building, Dallas Office and Industrial Portfolio, Mathilda Research Centre, Millennium Tower, Fort Pint Place, and Cypress and the interest earned from the loan receivable from the joint venture which holds The Athenaeum Portfolio properties. No pro forma income statement effect has been given to the Series B Preferred or to interest on notes payable-interim financing since such amounts are not expected to have a continuing impact on operating results.

(D) Minority interest in consolidated partnership represents an 11.6% minority interest in the Operating Partnership.